UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2012

W. P. CAREY & CO. LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13779	13-3912578
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 – Regulation FD Disclosure.

On February 28, 2012 at 11:00 AM (EST), W. P. Carey & Co. LLC (“W. P. Carey” or the “Company”) hosted a conference call to discuss its financial results for the fourth quarter and year-ended December 31, 2011. A webcast (the “Webcast”) of the conference call is accessible via the Company’s website at www.ir.wpcarey.com. A transcript of the Webcast, which was prepared by a third party, is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in the transcript is a textual representation of the Webcast. There may be material errors, omissions or inaccuracies in the reporting of the contents of the Webcast. The Company assumes no responsibility to correct or update the transcript. Users are advised to review the Webcast and the Company’s other filings with the Securities and Exchange Commission (the “SEC”) before making an investment or other decision.

The information furnished by the Company pursuant to this Item, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Act”), or the Exchange Act.

Cautionary Statement Concerning Forward-Looking Statements:

On February 21, 2012, W. P. Carey filed a Form 8-K announcing that its Board of Directors had approved a plan to reorganize the Company in order to qualify as a real estate investment trust (“REIT”) for U.S. federal income tax purposes. As part of that plan, on February 17, 2012, W. P. Carey entered into (i) an Agreement and Plan of Merger with W. P. Carey REIT, Inc., a newly formed Maryland corporation and wholly-owned subsidiary of the Company (“W. P. Carey REIT”), providing for, among other things, the merger of the Company with and into W. P. Carey REIT (the “REIT Conversion”), with W. P. Carey REIT succeeding to and continuing to operate the existing business of the Company, and (ii) an Agreement and Plan of Merger with Corporate Property Associates 15 Incorporated (“CPA®:15”), a Maryland corporation, pursuant to which CPA®:15, through a series of steps, will become an indirect subsidiary of W. P. Carey REIT (the “Merger,” and together with the REIT Conversion, the “Transactions”). CPA®:15 is a publicly-owned, non-listed REIT, which was sponsored by W. P. Carey and for which W. P. Carey and its affiliates serve as advisor.

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Act and the Exchange Act, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of W. P. Carey and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding the benefits of the Transactions, integration plans and expected synergies, the expected benefits of the REIT Conversion, anticipated future financial and operating performance and results, including estimates of growth, and the expected timing of completion of the proposed Transactions. These statements are based on the current expectations of the management of W. P Carey. It is important to note that W. P. Carey’s actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Discussions of some of these other important factors and assumptions are contained in W. P. Carey’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Item 1A. Risk Factors in W. P. Carey’s Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the SEC on February 29, 2012. These risks, as well as other risks associated with the proposed Transactions, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Form S-4 that W. P. Carey intends to file. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to find it:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Act. W. P. Carey intends to file the Form S-4 that will include a joint proxy statement / prospectus and other relevant documents to be mailed by W. P. Carey and CPA®:15 to their respective security holders in connection with the proposed Transactions. W. P. CAREY URGES INVESTORS TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT W. P. CAREY, CPA®:15 AND THE PROPOSED TRANSACTIONS. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY. Investors will be able to obtain these materials (when they become available) and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials (when they become available) will also be available free of charge by accessing W. P. Carey’s website (http://www.wpcarey.com) or by accessing CPA®:15’s website (http:www.cpa15.com). Investors may also read and copy any reports, statements and other information filed by W. P. Carey or CPA®:15, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation:

Information regarding W. P. Carey’s directors and executive officers is available in its proxy statement filed with the SEC by W. P. Carey on April 29, 2011 in connection with its 2011 annual meeting of shareholders, and information regarding CPA®:15’s directors and executive officers is available in its proxy statement filed with the SEC by CPA®:15 on April 29, 2011 in connection with its 2011 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

ITEM 9.01 – Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Transcript of Conference Call on February 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

W. P. CAREY & CO. LLC

Date: March 1, 2012	By:	/s/SUSAN C. HYDE
Susan C. Hyde
Managing Director and Corporate Secretary